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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(D)OF
                       THE SECURITIES EXCHANGE ACT OF 1934





        DATE OF REPORT (Date of earliest reported event): APRIL 19, 2002



                             FRUIT OF THE LOOM, INC.
             (Exact name of registrant as specified in its charter)




           DELAWARE                  1-8941                  36-3361804
(State or other jurisdiction  (Commission File No.) (IRS Employer incorporation
     of or organization)                               Identification Number)


                                 200 W. MADISON,
                                   SUITE 2700
                             CHICAGO, ILLINOIS 60606
                                 (312) 899-1320
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)


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ITEM 3. BANKRUPTCY OR RECEIVERSHIP


                  On December 29, 1999, Fruit of the Loom, Ltd. ("FTL Ltd."), a Cayman Islands Company, Fruit of the Loom, Inc. ("FTL Inc."), a Delaware corporation, and 32 direct and indirect subsidiaries, debtors and debtors-in-possession, including the Corporation (collectively, "Fruit of the Loom"), commenced reorganization cases (the "Reorganization Cases") by filing petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. ss. 101-1330 (as amended, the "Bankruptcy Code"), in the United States Bankruptcy Court for the District of Delaware (the "Court"). On December 30, 1999, FTL Ltd. also commenced a proceeding under the Companies Law (1998 Revision) (the "Cayman Proceeding") in the Grand Court of the Cayman Islands (the "Cayman Court"), and Joint Provisional Liquidators ("JPL's") were appointed by the Cayman Court.

                  On January 28, 2002, the JPL's filed, as to FTL Ltd., the Amended Scheme of Arrangement (the "Amended Scheme of Arrangement") in the Cayman Proceeding that sets forth how claims against and equity interests in FTL Ltd. will be treated upon the emergence of Fruit of the Loom from Chapter 11.

                  On March 19, 2002, Fruit of the Loom filed the Third Amended Joint Plan of Reorganization of Fruit of the Loom under Chapter 11 of the Bankruptcy Code (the "Third Amended Reorganization Plan") contained in the Supplement to the Disclosure Statement with respect to Third Amended Joint Plan of Reorganization of Fruit of the Loom, dated March 19, 2002 (the "Supplement to the Disclosure Statement"). On April 19, 2002, the Court entered an order (the "Confirmation Order"), confirming the Third Amended Reorganization Plan. A copy of the Confirmation Order is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

                  On April 4, 2002, the JPL's filed, as to FTL Ltd., the Re-Amended Scheme of Arrangement (the "Re-Amended Scheme of Arrangement") in the Cayman Proceeding that sets forth how claims against and equity interests in FTL Ltd. will be treated upon the emergence of Fruit of the Loom from Chapter 11. On April 25, 2002, the Cayman Court entered an Order sanctioning the Re-Amended Scheme of Arrangement (the "Sanction Order"). A copy of the Sanction Order is attached as Exhibit 99.4 hereto, and is incorporated herein by reference.

                  The Third Amended Reorganization Plan, among other things, implements the sale of Fruit of the Loom's basic apparel business (the "Apparel Business") as a going concern to New FOL Inc. (the "Purchaser"), a wholly owned subsidiary of Berkshire Hathaway Inc. ("Berkshire"), pursuant to the terms, and subject to the conditions, of the Asset Purchase Agreement dated as of November 1, 2001 (as amended, the "Berkshire Agreement").

                  The Third Amended Reorganization Plan became effective on April 30, 2002.

                  The information set forth in this Form 8-K is qualified in its entirety by reference to the Confirmation Order, and to the following additional documents, each of which is

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incorporated herein by reference.

                           (i) Amendment No. 3 to the Berkshire Agreement filed as Exhibit 10(x) to Fruit of the Loom's Annual Report filed on Form 10-K dated April 15, 2002;

                           (ii) Supplement to the Disclosure Statement dated
                  March 19, 2002, filed as Exhibit 10(y) to Fruit of the Loom's Annual Report filed on Form 10-K dated April 15, 2002; and

                           (iii) Third Amended Reorganization Plan dated March
                  19, 2002, filed as Exhibit 10(z) to Fruit of the Loom's Annual Report filed on Form 10-K dated April 15, 2002.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(a)  Financial Statements
         None

(b)  Pro Forma Financial Information
         None

(c)  EXHIBITS

The following documents are filed as exhibits to the report:

99.1 Confirmation Order dated April 19, 2002

99.2 Fruit of the Loom's Third Amended Reorganization Plan dated March 19, 2002 (incorporated by reference to Exhibit 10(z) to Annual Report on Form 10-K dated April 15, 2002)

99.3 Supplement to the Disclosure Statement dated March 19, 2002 (incorporated by reference to Exhibit 10(y) to the Annual Report on Form 10-K dated April 15,
2002)

99.4     Sanction Order dated April 25, 2002

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SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FRUIT OF THE LOOM, INC.

                                  By: /s/ John J. Ray III
                                      ---------------------------------------
                                        John J. Ray III
                                        Chief Administrative Officer


Date: April 30, 2002

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